Prospectus Supplement — January 18, 2013 to the Prospectus listed below, as supplemented

Fund	Prospectus Dated
Variable Portfolio-Invesco International Growth Fund	May 1, 2012

The Principal Investment Strategies of the Fund, as described under Summary of VP-Invesco International Growth Fund, are superseded and replaced as follows:

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets are primarily invested in equity securities of foreign issuers. The Fund will normally invest in securities of companies located in at least three countries outside the U.S., emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. The Fund may also invest up to 30% of its net assets in securities that provide exposure to emerging markets.

The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. The Fund can invest in futures contracts, including index futures, to seek exposure to certain asset classes. The Fund may also hold warrants in connection with the acquisition of securities.

The Principal Investment Strategies of the Fund, as described under the More Information About the Funds, are superseded and replaced as follows:

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets are primarily invested in equity securities of foreign issuers. The Fund will normally invest in securities of companies located in at least three countries outside the U.S., emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. The Fund may also invest up to 30% of its net assets in securities that provide exposure to emerging markets.

Columbia Management Investment Advisers, LLC (the Investment Manager) is responsible for the oversight of the Fund’s subadviser, Invesco Advisers, Inc. (Invesco), which provides day-to-day portfolio management of the Fund.

Invesco employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis, portfolio construction and risk management techniques. The investment strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose market prices do not fully reflect these attributes. Invesco uses quantitative screens to seek to identify securities that are attractive based on their earnings, quality and valuation. Investments for the Fund are then selected using “bottom-up” fundamental research. The focus is on the strengths of individual companies, rather than sector or country trends.

Invesco may consider selling a security for several reasons, including when Invesco believes (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.

The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. The Fund can invest in futures contracts, including index futures, to seek exposure to certain asset classes. The Fund may also hold warrants in connection with the acquisition of securities.

Shareholders should retain this Supplement for future reference.

S-6546-22 A (1/13)